UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.                                                           FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 5, 2004

99.2	Transcript of the fourth quarter and full year ended December 31, 2003 earnings conference call held February 5, 2004

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 5, 2004, Pharmacopeia issued a press release announcing the financial results for the fourth quarter and full year ended December 31, 2003.  A copy of Pharmacopeia’s press release is furnished as an exhibit to this report.

On February 5, 2004, Pharmacopeia held a conference call in connection with the announcement of its financial results for the fourth quarter and full year ended December 31, 2003.  A copy of the transcript of Pharmacopeia’s conference call is furnished as an exhibit to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

		By:	/s/ Arthur E. Roke, CPA
Arthur E. Roke, CPA, Vice
President and Chief Accounting Officer

Date:	February 9, 2004